Fees Summary	Aug. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,492,430,000
Previously Paid Amount	0
Total Fee Amount	220,282.67
Total Offset Amount	0
Net Fee	$ 220,282.67